Long-term Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Long-term Debt

7. Long-term Debt

Term Loan Facility

On October 20, 2017, the Company entered into a loan and security agreement with Silicon Valley Bank (“SVB”) to provide for a $20.0 million term loan facility (the “term loan facility”). Borrowings under the term loan facility bear interest at a floating rate per annum equal to the WSJ prime rate plus 1.50%; provided, however, that in an event of default, as defined in the loan and security agreement, the interest rate applicable to borrowings under such agreement will be increased by 5.0%. Under the agreement, the Company is required to make monthly interest-only payments through November 1, 2019 and is required to make 24 equal monthly payments of principal, plus accrued interest, thereafter from November 1, 2019 through October 1, 2021, at which time all unpaid principal and interest becomes due and payable.

The Company may voluntarily prepay all, but not less than all, of the outstanding principal at any time prior to the maturity date, subject to a prepayment fee, which ranges from 0% to 2% of the outstanding principal. A final payment of $1.6 million is due upon the earlier to occur of the maturity of the loan, the acceleration or prepayment of all outstanding principal or the termination of the term loan facility.

Borrowings under the term loan facility are secured by a first priority lien on all of the Company’s assets, excluding intellectual property owned by the Company. The Company has agreed to a negative pledge on its intellectual property and to grant a security interest on its interest in its licenses from University of Pennsylvania (“Penn”) (described in Note 8) if Penn consents to such security interest. The term loan facility contains customary events of default and affirmative and negative covenants, including restrictions on the Company’s ability to pay dividends and incur additional debt, but does not contain any financial covenants.

In connection with the Company’s entry into the term loan facility, the Company issued to SVB a warrant to purchase 14,064 shares of the Company’s common stock with an exercise price per share of $5.484. The warrant has a ten-year term and includes a put option pursuant to which, in the event of an acquisition, change in control or dissolution or winding up of the Company or the expiration of the warrant, SVB may require the Company to repurchase the warrant for a total aggregate purchase price of $250,000. As the warrant may be put to the Company at SVB’s option based on the passage of time (upon the expiration of the warrant), the Company has accounted for the warrant as a liability pursuant to ASC 480.

Related Party Promissory Note

On October 19, 2017, the Company issued and sold an unsecured promissory note in the principal amount of $7.0 million to Golda Darty Partners S.A. (“GDP”), an affiliate of one of the Company’s stockholders. The promissory note bears interest at a rate per annum of 8.0%, and is due and payable quarterly in arrears on the 19th day of each April, July, October and January beginning on January 19, 2018. The promissory note has a maturity date of October 19, 2022. The promissory note is contractually subordinated to the term loan facility with SVB.

In connection with the issuance and sale of the above promissory note, the Company issued to GDP a warrant to purchase 93,764 shares of the Company’s common stock at a price per share of $5.484, which was exercised in whole in October 2017. The Company recorded the fair value of the warrant in the aggregate amount of $430,160 as a discount to the promissory note. This amount is being accreted as additional interest expense over the term of the promissory note.

The contractual maturities of our long-term debt obligations due subsequent to December 31, 2017 are as follows:

2018	$—
2019	1,666,667
2020	10,000,000
2021	8,333,333
2022	7,000,000
$27,000,000